                                                                      Exhibit 21

                                                  RJR NABISCO HOLDINGS CORP.

                                                                                             Date  of               Place of
Name of Subsidiary                                                                        Incorporation           Incorporation
-------------------------------------------------------------------------------------------------------------------------------

RJR Nabisco Holdings Corp.                                                                Oct 25, 1988            Delaware
RJR Nabisco, Inc.                                                                         Mar 04, 1970            Delaware

ABCO Sp. z o.o                                                                            Sept 24,1991            Poland
Airco IHC, Inc.                                                                           Mar 22, 1989            Delaware
AO ISMA (60%) **                                                                          Nov 09, 1992            Russia
AO3T Kabisco (90%) ***                                                                    Jul 05, 1994            Kazakhstan
A/O Nabisco *                                                                             Aug 16, 1994            Russia
AO Vostanovlenniy Tabak (48.46%) ***                                                      Oct 26, 1994            Russia
Arjay Equipment Corporation                                                               Nov 08, 1968            Delaware
Arjay Holdings, Inc.                                                                      May 07, 1984            Delaware
Arrimo Fomento Comercial Ltda. *                                                          Oct 27, 1987            Brazil
Avare (I.C.P.A. Cerqeirense Ltda)                                                         May 11, 1971            Brazil
Beech-Nut Life Savers (Panama) S.A.                                                       Jul 12, 1963            Panama
Beijing Nabisco Food Company Ltd. (91.9%)                                                 Mar 16, 1995            China
Bisco Services B.V.                                                                       Dec 22, 1988            Netherlands
Bisco Services SA                                                                         Mar 01, 1998            Netherlands
Camel Racing Inc. - Courses Camel Inc. *                                                  Jun 22, 1989            Canada
Carnes y Conservas Espanolas, S.A. (CARCESA)                                              Dec 02, 1975            Spain
Cartera e Inversiones S.A.*                                                               Mar 05, 1979            Peru
CGM-Cooperation GmbH                                                                      Jan 15, 1990            Germany
China-American Cigarette Company Limited (50%) ***                                        May 29, 1984            China
Comercial Benut, S.A. de C.V. **                                                          Mar 16, 1977            Mexico
Companhia Produtos Pilar                                                                  June 23,1934            Brazil
Compania Venezolana de Conservas C.A. (COVENCO)                                           Jul 25, 1969            Venezuela
Consiber, S.A.                                                                            Mar 31, 1979            Spain
Covenco Holding C.A.                                                                      Nov 26, 1991            Venezuela
Dely, S.A.                                                                                Dec 18, 1960            Guatemala
Distribuidora Pan Americana, S.A.                                                         Oct 22, 1974            Panama
Establecimiento Modelo Terrabusi S.A. (99.2%)                                             Dec 20, 1929            Argentina
Exhold Limited *                                                                          Oct 03, 1989            Liberia
Export "A" Inc.                                                                           Mar 31, 1989            Canada
Fleischmann Argentina S.A. *                                                              Dec 13, 1990            Argentina
Fleischmann Corporation, The                                                              Nov 02, 1929            Delaware
Fleischmann International, Inc.                                                           Nov 20, 1944            Delaware
Fleischmann Peruana Inc.                                                                  Sep 01, 1939            Delaware
Fleischmann Uruguaya S.A.                                                                 Mar 09, 1961            Uruguay




*      Inactive                                               Page 1
**     In Liquidation                                         SUB-Curr
***    Partnership/Joint Venture/Trust
****   Nameholder                                             Revised 3/13/98


                                                   RJR NABISCO HOLDINGS CORP.

                                                                                             Date  of               Place of
Name of Subsidiary                                                                        Incorporation           Incorporation
-------------------------------------------------------------------------------------------------------------------------------


Freezer Queen Foods (Canada) Limited                                                      Nov 03, 1967           Ontario, Canada
Fulmer Corporation Limited                                                                May 15, 1981           Bahamas
Galletas Artiach, S.A.                                                                    Jul 23, 1932           Spain
Galletas Fontaneda, S.A.                                                                        ?                Spain
Gelatinas Ecuatorianas S.A. (66.7%)                                                       Nov 21, 1978           Ecuador
GEM: Global Event Management, Ltd.                                                        Jun 27, 1991           England
Global Events Management, Inc.                                                            Sep 05, 1991           Delaware
GMB, Inc.                                                                                 May 09, 1996           N. Carolina
Grupo Gamesa, S.A. de C.V. (1%)                                                           Jul 29, 1981           Mexico
Hanover Servicing, Inc.                                                                   Apr 13, 1992           Delaware
Haus Neuerburg GmbH *                                                                     Feb 25, 1977           Germany
Hervin Company, The                                                                       May 28, 1965           Oregon
Hervin Holdings, Inc.                                                                     Mar 29, 1988           Delaware
Industria de Colores y Sabores S.A. *                                                     Jun 21, 1967           Colombia
Industria de Laticinios Gloria Ltda. *                                                    Jan 18, 1978           Brazil
Industrias Alimenticias Maguary Ltda.                                                     May 07, 1953           Brazil
Iracema Industrias de Caju Ltda                                                           Aug 08, 1978           Brazil
Joshua Partners & Co.                                                                     Mar 08, 1996           Cyprus
Jupiter Produtos Alimenticios Ltda.                                                       Mar 02, 1962           Brazil
Knox Company, The                                                                         Dec 30, 1991           New Jersey
Landers Centro Americana Fabricantes de Molinos Marca "Corona", S.A. de C.V. (95%) **     Jan 09, 1979           Honduras
Landers y Cia, S.A.                                                                       Oct 01, 1951           Colombia
Leite Gloria do Nordeste S.A.                                                             May 16, 1968           Brazil
Life Savers Manufacturing, Inc.                                                           Apr 21, 1976           Delaware
Lowney Inc.                                                                               Jan 01, 1983           Federal, Canada
Luis Vizzolini e Hijos S.A.I.C.                                                           Jun 12, 1961           Argentina
Marbu, S.A.                                                                               Oct 26, 1967           Spain
Merola Finance B.V. *                                                                     May 09, 1995           Netherlands
MEX Holdings, Ltd.                                                                        Nov 27, 1991           Delaware
MM Druck-und Verpackungstechnik Verwaltungsgesellschaft mbH                               Aug 27  1990           Germany
Modi RJR Limited (50%) ***                                                                Sep 24, 1993           India
NABEC, S.A.                                                                               Nov 17, 1982           Ecuador




*      Inactive                                               Page 2
**     In Liquidation                                         SUB-Curr
***    Partnership/Joint Venture/Trust
****   Nameholder                                             Revised 3/13/98


                                                   RJR NABISCO HOLDINGS CORP.

                                                                                             Date  of              Place of
Name of Subsidiary                                                                        Incorporation          Incorporation
-------------------------------------------------------------------------------------------------------------------------------


Nabisco Arabia Co. Ltd. *** (75%)                                                         Jan 29, 1996           Saudi Arabia
Nabisco Argentina S.A.                                                                    Mar 14, 1994           Argentina
Nabisco Biscuit Manufacturing (Midwest), Inc.                                             Dec 21, 1988           Delaware
Nabisco Biscuit Manufacturing (West), Inc.                                                Dec 21, 1988           Delaware
Nabisco Brands Company                                                                    Aug 01, 1995           Delaware
Nabisco Brands Holdings Denmark Limited                                                   Apr 17, 1989           Liberia
Nabisco Brands Nominees Limited *                                                         Aug 22, 1983           England
Nabisco Brazil, Inc.                                                                      May 10, 1990           Delaware
Nabisco Caribbean Export, Inc.                                                            Jun 13, 1984           Delaware
Nabisco/Cetus Food Biotechnology Research Partnership (80%) ***                           Mar 01, 1984           Delaware
Nabisco (China) Limited                                                                   Aug 29, 1995           China
Nabisco Chongqing Food Company Ltd. *                                                     Mar 01, 1995           China
Nabisco de Nicaragua, S.A. (60%)                                                          Dec 10, 1965           Nicaragua
Nabisco Direct, Inc.                                                                      Aug 23, 1995           Delaware
Nabisco Dominicana, S.A.                                                                  Dec 11, 1995           Dom. Repub.
Nabisco England IHC, Inc.                                                                 Mar 29, 1989           Delaware
Nabisco Enterprises IHC, Inc.                                                             Mar 22, 1989           Delaware
Nabisco Europe, Middle East and Africa Trading, S.A.                                      Oct 28, 1992           Spain
Nabisco Food (Suzhou) Co. Ltd.                                                            Mar 16, 1995           China
Nabisco Group Ltd.                                                                        Jun 02, 1995           Delaware
Nabisco Holdings I B.V.                                                                   May 03, 1996           Netherlands
Nabisco Holdings II B.V.                                                                  May 28, 1996           Netherlands
Nabisco Holdings Corp. (80.7%)                                                            Apr 21, 1981           Delaware
Nabisco Holdings IHC, Inc.                                                                Mar 22, 1989           Delaware
Nabisco Hong Kong Limited                                                                 Apr 12, 1994           Hong Kong
Nabisco Iberia Lda.                                                                       Dec 23, 1916           Portugal
Nabisco Iberia, S.L. (98.06%)                                                             Jul 15, 1993           Spain
Nabisco, Inc.                                                                             Feb 03, 1898           New Jersey
Nabisco, Inc. Foreign Sales Corporation                                                   Dec 17, 1991           US Virgin Is.



*      Inactive                                               Page 3
**     In Liquidation                                         SUB-Curr
***    Partnership/Joint Venture/Trust
****   Nameholder                                             Revised 3/13/98


                                                   RJR NABISCO HOLDINGS CORP.

                                                                                             Date  of               Place of
Name of Subsidiary                                                                        Incorporation           Incorporation
-------------------------------------------------------------------------------------------------------------------------------


Nabisco International, Inc.                                                               Jul 29, 1947           Delaware
Nabisco International Limited                                                             Dec 11, 1987           Nevada
Nabisco International M.E./Africa L.L.C. (49%)                                                  ?                Dubai, U.A.E.
Nabisco International Market Development Group, Inc.                                      Mar 22, 1989           Delaware
Nabisco International, S.A.                                                               Nov 26, 1953           Panama
Nabisco Investments, Inc.                                                                 Mar 22, 1989           Delaware
Nabisco Korea Ltd.                                                                        Feb 10, 1998           Korea
Nabisco Ltd-Nabisco Ltee                                                                  Jan 01, 1993           Federal, Canada
Nabisco Music Publishers, Inc.                                                            Mar 24, 1986           Delaware
Nabisco Music Ventures, Inc.                                                              Mar 24, 1986           Delaware
Nabisco (New Zealand) Limited ****                                                        Mar 30, 1990           New Zealand
Nabisco Pension Trust Limited                                                             Aug 31, 1956           England
Nabisco Peru S.A.                                                                         Jan 28, 1972           Peru
Nabisco Philippines Inc.                                                                  Oct 14, 1997           Philippines
Nabisco Royal Argentina Inc.                                                              Sep 29, 1934           Delaware
Nabisco Royal Chile Limitada                                                              Mar 22, 1978           Chile
Nabisco Royal de Honduras, S.A.                                                           Jul 22, 1982           Honduras
Nabisco Royal del Ecuador, S.A.                                                           Sep 16, 1977           Ecuador
Nabisco Royal, Inc.                                                                       Sep 21, 1951           New York
Nabisco Royal Panama, S.A.                                                                Mar 07, 1979           Panama
Nabisco S.A. de C.V. (99%)                                                                Jun 15, 1992           Mexico
Nabisco S.L. *                                                                            Jan 18, 1989           Spain
Nabisco South Africa (Proprietary) Limited (49%)                                          Jan 02, 1945           South Africa
Nabisco Taiwan Corporation                                                                May 27, 1996           Taiwan
Nabisco Technology Company                                                                Dec 13, 1996           Delaware
Nabisco Thailand Limited                                                                  Oct 01, 1997           Thailand
Nabisco Trading AG                                                                        Aug 02, 1960           Switzerland
Nabisco Tunisia S.A.                                                                      Jul 02, 1976           Tunisia
Nabisco Venezuela, C.A.                                                                   Nov 26, 1991           Venezuela
National Biscuit Company ****                                                             Jan 17, 1971           Delaware
Northern Brands International, Inc.                                                       Dec 10, 1992           Delaware
Outdoor Traders International S.r.L. **                                                   Jan 17, 1991           Italy
Planters & Biscuits Co.                                                                   Jan 01, 1997           Russia
Posto Apolo Ltda.                                                                         Dec 05, 1984           Brazil
Productos Alimenticios Royal S.A.                                                         Jan 01, 1966           Costa Rica
Productos Confitados Salvavidas de Guatemala, S.A.                                        Jul 03, 1974           Guatemala
Productos Mayco S.A.I.C.I.F.                                                              May 11, 1962           Argentina
Productos Royal S.A. *                                                                    Dec 27, 1977           Argentina
Produtos Alimenticios Fleischmann e Royal Ltda.                                           Nov 28, 1964           Brazil
PT Nabisco Foods (70%)                                                                          ?                Indonesia




*      Inactive                                               Page 4
**     In Liquidation                                         SUB-Curr
***    Partnership/Joint Venture/Trust
****   Nameholder                                             Revised 3/13/98



                                                   RJR NABISCO HOLDINGS CORP.

                                                                                             Date  of              Place of
Name of Subsidiary                                                                        Incorporation          Incorporation
------------------------------------------------------------------------------------------------------------------------------



R. J. Reynolds Berhad (60%)                                                               Jan 29, 1970           Malaysia
R. J. Reynolds (Consults) Limited                                                         Feb 20, 1996           Cyprus
R. J. Reynolds (Cyprus) Limited                                                           Feb 20, 1990           Cyprus
R. J. Reynolds-Da Nang Tobacco Company Limited (70%) ***                                  Jan 24, 1995           Vietnam
R. J. Reynolds Espana, S.L. (50%)                                                         Dec 16, 1992           Spain
R. J. Reynolds Europe, Inc.                                                               Apr 24, 1992           Delaware
R. J. Reynolds Finance S.A.                                                               Sep 17, 1982           Switzerland
R. J. Reynolds Finland OY                                                                 Apr 27, 1994           Finland
R. J. Reynolds Iberia S.L.                                                                Nov 27, 1996           Spain
R. J. Reynolds, Inc.                                                                      Oct 09, 1985           Delaware
R. J. Reynolds International B.V.                                                         Oct 30, 1995           Netherlands
R. J. Reynolds Italia S.r.L.                                                              Feb 09, 1989           Italy
R. J. Reynolds (Korea) Ltd. **                                                            Mar 09, 1989           Korea
R. J. Reynolds/M.C. Tobacco Company, Limited (70%)                                        Jul 01, 1982           Japan
R. J. Reynolds Overseas Finance Co. N.V.                                                  Oct 21, 1977           Neth. Antilles
R. J. Reynolds (Portugal) Empresa Comercial de Tabacos, Ltda.                             Jul 20, 1980           Portugal
R. J. Reynolds Processing (Romania) S.r.L.                                                Dec 28, 1995           Romania
R. J. Reynolds (PVT) Limited                                                              Dec 28, 1994           Pakistan
R. J. Reynolds Reklam Ve Pazarlama A.S.                                                   Mar 22, 1990           Turkey
R. J. Reynolds Scandinavia A.B.                                                           Apr 12, 1969           Sweden
R. J. Reynolds (Sea) Sdn. Bhd.                                                            Aug 29, 1992           Malaysia
R. J. Reynolds (Slovakia) Spol. s.r.o.                                                    Sep 20, 1993           Slovak Republic
R. J. Reynolds (Thailand) Inc.                                                            Aug 06, 1992           Delaware
R. J. Reynolds Tobacco A.G. Dagmersellen                                                  Mar 03, 1966           Switzerland
R. J. Reynolds Tobacco B.V.                                                               Sep 24, 1973           Netherlands
R. J. Reynolds Tobacco Company                                                            Apr 04, 1899           New Jersey
R. J. Reynolds Tobacco Company                                                            Aug 08, 1969           Delaware
R. J. Reynolds Tobacco Company (Hong Kong) Limited                                        Apr 07, 1970           Hong Kong
R. J. Reynolds Tobacco Company, S.A.E.                                                    Apr 27, 1971           Spain
R. J. Reynolds Tobacco Company Sdn. Bhd.                                                  Oct 10, 1973           Malaysia
R. J. Reynolds Tobacco Company (Taiwan), Inc.                                             Apr 14, 1988           Delaware
R. J. Reynolds Tobacco (Croatia) Ltd. *                                                   Dec 21, 1992           Croatia
R. J. Reynolds Tobacco Foreign Sales Corporation                                          Dec 19, 1984           US Virgin Is.
R. J. Reynolds Tobacco France S.A.                                                        Aug 21, 1976           France
R. J. Reynolds Tobacco GmbH                                                               Nov 30, 1957           Germany
R. J. Reynolds Tobacco Hellas A.E.B.E.                                                    Sep 24, 1981           Greece
R. J. Reynolds Tobacco International (Asia Pacific), Inc.                                 Nov 27, 1978           Delaware
R. J. Reynolds Tobacco International B.V.                                                 Sep 02, 1963           Netherlands
R. J. Reynolds Tobacco International (Hong Kong) Limited                                  Jul 28, 1987           Hong Kong
R. J. Reynolds Tobacco International, Inc.                                                Jan 12, 1976           Delaware
R. J. Reynolds Tobacco International (Korea), Inc.                                        Jan 17, 1991           Delaware
R. J. Reynolds Tobacco International (Mexico), Inc.                                       Jun 24, 1981           Delaware
R. J. Reynolds Tobacco International OY **                                                Jun 14, 1995           Finland
R. J. Reynolds Tobacco International S.A.                                                 Nov 03, 1966           Switzerland




*      Inactive                                               Page 5
**     In Liquidation                                         SUB-Curr
***    Partnership/Joint Venture/Trust
****   Nameholder                                             Revised 3/13/98


                                                   RJR NABISCO HOLDINGS CORP.

                                                                                             Date  of               Place of
Name of Subsidiary                                                                        Incorporation           Incorporation
-------------------------------------------------------------------------------------------------------------------------------


R. J. Reynolds Tobacco-Kazakhstan (80%) ***                                               Jun 30, 1994           Kazakhstan
R. J. Reynolds Tobacco (Kiev) JSC                                                         Apr 09, 1993           Ukraine
R. J. Reynolds Tobacco-Kremenchuk (70%) ***                                               Jun 10, 1993           Ukraine
R. J. Reynolds Tobacco Limited *                                                          Jun 18, 1975           New Zealand
R. J. Reynolds Tobacco Luxembourg                                                         Feb 07, 1997           Luxembourg
R. J. Reynolds Tobacco Ltd                                                                May 16, 1995           Slovenia
R. J. Reynolds Tobacco-Lviv JSC (70%) ***                                                 Oct 28, 1993           Ukraine
R. J. Reynolds Tobacco (MAK) *                                                            Jul 25, 1994           Macedonia
R. J. Reynolds Tobacco (Philippines), Inc.                                                Apr 22, 1992           Philippines
R. J. Reynolds Tobacco (Poland) Sp. zo.o.                                                 Jan 07, 1991           Poland
R. J. Reynolds Tobacco (Romania) Ltd.                                                     Jul 06, 1993           Romania
R. J. Reynolds Tobacco Spol. s.r.o.                                                       Apr 12, 1991           Czech Republic
R. J. Reynolds Tobacco (UK) Limited                                                       Nov 18, 1980           England
R. J. Reynolds Trading Company Sdn. Bhd.                                                  Nov 06, 1987           Malaysia
R. J. Reynolds Tunisia                                                                    Mar 17, 1997           Tunisia
R. J. Reynolds Tutun Sanayi A.S.                                                          Jan 21, 1993           Turkey
Reynolds Manufacturing (Bulgaria) Ltd. (67%) *                                            Dec 29, 1993           Bulgaria
Reynolds Manufacturing (Romania) S.r.L. (99%)                                             Jul 12, 1993           Romania
Reynolds Technologies, Inc.                                                               Mar 01, 1994           Delaware
REYTAB Tutun Sanayi ve Ticaret AS                                                         Jun 10, 1986           Turkey
Ritz Biscuit Company Limited ****                                                         Sep 28, 1989           England
RJR-Armavirtabak (91.25%) ***                                                             Oct 24, 1994           Russia
RJR (Bulgaria) Ltd. *                                                                     Oct 27, 1993           Bulgaria
RJR Central Asia *                                                                        Mar 10, 1995           Kazakhstan
RJR Comercial Ltda. **                                                                    Aug 18, 1977           Brazil
RJR Group, Inc., The                                                                      Dec 13, 1985           Delaware
RJR Industries, Inc.                                                                      Dec 29, 1975           Delaware
RJR Industries (U.K.) Limited **                                                          Jun 01, 1982           England
RJR-Macdonald Inc.                                                                        Sep 12, 1978           Federal, Canada
RJR-Macdonald Investments Inc.                                                            June 21,1996           Federal Canada
RJR Marketing and Sales JSC                                                               Feb 16, 1995           Russia
RJR Mauritius Private Limited                                                             Sep 27, 1993           Mauritius
RJR Merchandise Marketing Company                                                         Aug 22, 1994           Delaware
RJR Nabisco & Company ***                                                                 Mar 20, 1992           Cyprus
RJR Nabisco China Limited                                                                 Dec 28, 1979           Hong Kong
RJR Nabisco (Cyprus) Limited                                                              Mar 29, 1990           Cyprus
RJR Nabisco Holdings Capital Trust I (3%) ***                                             Jun 20, 1995           Delaware
RJR-Nabisco Industries, Inc.                                                              Dec 13, 1985           Delaware
RJR Nabisco Securities Ltd.-Titres RJR Nabisco Ltee                                       Sep 28, 1987           Federal, Canada




*      Inactive                                               Page 6
**     In Liquidation                                         SUB-Curr
***    Partnership/Joint Venture/Trust
****   Nameholder                                             Revised 3/13/98


                                                   RJR NABISCO HOLDINGS CORP.

                                                                                             Date  of               Place of
Name of Subsidiary                                                                        Incorporation           Incorporation
-------------------------------------------------------------------------------------------------------------------------------


RJR-Petro (92%) ***                                                                       May 07, 1992           Russia
RJR Realty Relocation Services, Inc.                                                      Nov 01, 1994           N. Carolina
RJR Sales Co.                                                                             Feb 18, 1993           Delaware
RJR Technical Company                                                                     May 16, 1991           Delaware
RJR Tobacco Company, Inc.                                                                 Dec 30, 1982           N. Carolina
RJR Tobacco Consolidated IHC, Inc.                                                        Mar 22, 1989           Delaware
RJR Tobacco Eurasia, Inc.                                                                 May 26, 1994           Delaware
RJR Tobacco Holdings II, B.V.                                                             Apr 17, 1985           Netherlands
RJR Tobacco Holdings IHC, Inc.                                                            Mar 22, 1989           Delaware
R.J.R. Tobacco International Holding B.V.                                                 Nov 22, 1996           Netherlands
RJR Tobacco Russia                                                                        Dec 05, 1991           Russia
RJR Trade Promotion Company                                                               Feb 18, 1993           Delaware
Royal Beech-Nut (Namibia) (Pty) Ltd.                                                      Aug 08, 1989           South Africa
Royal Holding C.A.                                                                        Nov 26, 1991           Venezuela
Royal Productos Alimenticios, C.A.                                                        Jul 26, 1971           Venezuela
S.A. Marketers & Brokers (Pty) Ltd.                                                       Feb 12, 1987           South Africa
Salem Holidays Sdn. Bhd.                                                                  Oct 03, 1994           Malaysia
Salem Power Station Sdn. Bhd.                                                             Sep 18, 1993           Malaysia
Salem Servicing, Inc.                                                                     Jan 12, 1990           Delaware
Salvavidas S. de R.L. de C.V. **                                                          Mar 30, 1967           Mexico
S. F. Imports, Inc.                                                                       May 26, 1994           Delaware
Smoker's Connection, The                                                                  Feb 18, 1993           Delaware
Smooth Events, Inc.                                                                       Jan 26, 1996           Canada
Sports Marketing Enterprises, Inc. ****                                                   Apr 14, 1988           N. Carolina
STAR Cooperation GmbH *                                                                   Jan 29, 1960           Germany
Stella D'oro Biscuit Co., Inc.                                                            Jan 02, 1948           New York
Tabandor S.A. (33%)                                                                       Feb 28, 1995           Andorra
Tanzania Cigarette Company (51%) ***                                                      Jan 28, 1995           Tanzania
Targacept, Inc.                                                                           Mar 07, 1997           Delaware
Tevalca Holding C.A.                                                                      Nov 26, 1991           Venezuela
Transapolo-Transportes Rodoviarios Apolo Ltda.                                            Oct 24, 1984           Brazil
Transnational Services, Inc.                                                              Jan 06, 1988           Delaware
20th Century Denmark Limited                                                              Mar 06, 1990           Liberia
Vantage Arts Inc. - Arts Vantage Inc. *                                                   Jun 22, 1989           Canada
WBI (International) S.A. **                                                               Nov 22, 1988           Switzerland
West Indies Yeast Company Limited (72%)                                                   Nov 29, 1965           Jamaica
Worldwide Brands, Inc.                                                                    Oct 18, 1983           Delaware
Worldwide Brands Inc. Sdn. Bhd.                                                           Mar 30, 1991           Malaysia
Worldwide Brands International (Hong Kong) Limited                                        Jan 19, 1988           Hong Kong
Yili-Nabisco Biscuit & Food Company Limited (51%) ***                                     Jan 29, 1985           China


TOTAL:   260



*      Inactive                                               Page 7
**     In Liquidation                                         SUB-Curr
***    Partnership/Joint Venture/Trust
****   Nameholder                                             Revised 3/13/98